                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         REGENERON PHARMACEUTICALS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc.
                                                                Proxy
                                                                  Statement
--------------------------------------------------------------------------------

                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


                          TO BE HELD ON JUNE 27, 1997



                        Regeneron Pharmaceuticals, Inc.

                          777 Old Saw Mill River Road
                         Tarrytown, New York 10591-6707



Dear Shareholders:

The Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (the "Company") will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591 at 10:30 am., Eastern Daylight Savings Time, on Friday, June 27, 1997.

The purposes of the meeting are:

o To elect three Directors to hold office for a three-year term as Class III directors, and until their successors are duly elected and qualified;

o To amend the Company's Amended and Restated 1990 Long-Term Incentive Plan ("the Long-Term Incentive Plan") to increase by 1,500,000 the number of shares of Regeneron Common Stock available for the grant of options and rights and the award of restricted stock and to clarify and update the Long-Term Incentive Plan.

o To approve the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company's fiscal year ending December 31, 1997.

o To act upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 9, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, please complete, sign, and date the accompanying proxy and return it promptly in the enclosed prepaid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

By Order of the Board of Directors,

/s/ Paul Lubetkin

Paul Lubetkin
Secretary
Tarrytown, New York
May 23, 1997

Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591

                                                                    May 23, 1997

Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. to be held on Friday, June 27, 1997 at 10:30 a.m. at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591.

         Whether or not you plan to attend the Annual Meeting, please mark, sign, and date the accompanying proxy and return it promptly in the enclosed prepaid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

                                              Sincerely,

                                              /s/ P. Roy Vagelos

                                              P. Roy Vagelos, M.D.
                                              Chairman of the Board of Directors

Proxy Statement
1997 Annual Meeting of Shareholders
of Regeneron Pharmaceuticals, Inc.
--------------------------------------------------------------------------------

Proxy Solicitation

This Proxy Statement is furnished to the shareholders of Regeneron Pharmaceuticals, Inc., a New York corporation (the "Company"), in connection with the solicitation by its Board of Directors from holders of the Company's Common Stock (the "Common Stock") and Class A Common Stock (the "Class A Stock") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, June 27, 1997, at 10:30 a.m., at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company's executive offices are located at 777 Old Saw Mill River Road, Tarrytown, New York 10591.

This Proxy Statement and form of proxy are first being mailed to shareholders of the Company on or about May 23, 1997. All proxies duly executed and received prior to or at the Annual Meeting, and not revoked, will be voted on all matters presented at the meeting in accordance with the instructions indicated on such proxies. In the absence of instructions, proxies so received will be voted (1) FOR the named nominees to the Company's Board of Directors, (2) FOR the amendment to increase by 1,500,000 the number of shares of Regeneron Common Stock available for the grant of options and rights and the award of restricted stock and to clarify and update the Long-Term Incentive Plan, and (3) FOR the approval of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company's fiscal year ending December 31, 1997. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment.

Any proxy given pursuant to this solicitation may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591, Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

The persons named as proxies in the enclosed form of proxy, Leonard S. Schleifer and Paul Lubetkin, were selected by the Board of Directors of the Company and are officers of the Company.

Record Date & Voting at the Annual Meeting


The Board of Directors of the Company has fixed the close of business on May 9, 1997 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Common Stock and Class A Stock on the record date will be entitled to notice of, and to vote at, the Annual Meeting. As of April 30, 1997, 22,166,169 shares of Common Stock and 4,335,824 shares of Class A Stock were outstanding. The Common Stock and the Class A Stock vote together on all matters as a single class, with the Common Stock being entitled to one vote per share and the Class A Stock being entitled to ten votes per shares. No other voting securities of the Company were outstanding on the record date. The holders of a majority of the shares issued and outstanding attending personally or by proxy will constitute a quorum for the transaction of business at the Annual Meeting.

Election of directors will be determined by a plurality of the votes cast in person or by proxy at the Annual Meeting. All other matters presented to shareholders will be determined by the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Under applicable New York law, in determining whether any proposal has received the requisite number of affirmative votes and tabulating the votes for directors, abstentions and broker nonvotes will be disregarded and will have no effect on the outcome of the vote.

Annual Report

The Company's Annual Report to Shareholders for the year ended December 31, 1996 is being furnished herewith to shareholders of record on May 9, 1997. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material. The Company has also filed with the Securities and Exchange Commission a report on Form 10-K for the year ending December 31, 1996, a copy of which will be furnished (except for exhibits) without charge to any shareholder upon written request addressed to the Investor Relations Department of the Company at the address shown above.

--------------------------------------------------------------------------------
Security Ownership of Management

The following table sets forth, as of April 30, 1997, the number of shares of the Company's Common Stock and Class A Stock beneficially owned by each of its directors or nominees for directors, and all directors and executive officers as a group, and the percentage that such shares represent of the total combined number of outstanding Common Stock and Class A Stock, based upon information obtained from such persons.

Management and Directors Stock Ownership Table as of April 30, 1997


                                                                                                      Percentage
                                                                                                          of
                                                                                                     Common Stock
                                             Number of Shares             Number of Shares         & Class A Stock
                                             of Class A Stock             of Common Stock            Beneficially
Name of Beneficial Owner                    Beneficially Owned           Beneficially Owned              Owned
                                                    (1)                         (1)                       (2)
-------------------------------------     -------------------------- -------------------------- --------------------------

Leonard S. Schleifer, M.D., Ph.D                1,769,340 (3)                  144,000 (9)               7.18%
P. Roy Vagelos, M.D                                     0                      724,002 (10)              2.72%
Charles A. Baker                                   62,384 (4)                   30,002 (9)                  *
Michael S. Brown, M.D                              60,750                       60,002 (9)                  *
Alfred G. Gilman, M.D.,Ph.D                       109,912                       70,702 (11)                 *
Joseph L. Goldstein, M.D                           42,000                       41,669 (9)                  *
Fred A. Middleton c/o Sanderling Ventures         116,133 (5)                   48,020 (12)                 *
Eric M. Shooter, Ph.D                              54,311                       60,002 (9)                  *
George L. Sing                                          0                       81,927 (12)                 *
Murray A. Goldberg                                      0                       30,300 (13)                 *
Ronald M. Lindsay, Ph.D                           109,483 (6)                   64,400 (9)                  *
Paul Lubetkin                                      39,557 (7)                   40,000 (14)                 *
George D. Yancopoulos, M.D., Ph.D                  42,750 (8)                  124,300 (9)                  *

All Directors and Executive Officers            2,446,782                    1,607,976                  14.79%
   as a Group (17 persons)

-----------------------------------
*  Represents less than 1%

(1) The inclusion herein of any Class A Stock or Common Stock, as the case may be, deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed

(2) Number of shares outstanding includes 26,501,993 shares outstanding as of April 30, 1997 plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within sixty days after April 30, 1997.

(3) Includes 43,950 shares of Class A Stock held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 36,000 shares of Class A Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(4) Excludes shares owned by Sanderling Ventures, of which Mr. Baker is a special limited partner.

(5) Fred A. Middleton, a Director of the Company, is a General Partner of Sanderling Ventures, and the beneficial owner of the shares. Sanderling Ventures consists of several entities: Sanderling Venture Partners II, L.P., Sanderling

Ventures Limited, L.P., and Sanderling Biomedical, L.P. Also includes 16,018 shares of Common Stock held directly by Mr. Middleton and 2,000 shares of Common Stock held in trust for the benefit of Mr. Middleton's children, of which Mr. Middleton disclaims beneficial ownership.

(6) Includes 10,274 shares of Class A Stock held in trust for Dr. Lindsay's daughters and excludes 350 shares held by Dr. Lindsay's wife. Dr. Lindsay disclaims beneficial ownership of all such shares.

(7) Includes 4,800 shares of Class A Stock held in trust for the benefit of Mr. Lubetkin's son and excludes 7,500 shares held by Mr. Lubetkin's wife. Mr. Lubetkin disclaims beneficial ownership of all such shares.

(8) Includes 13,383 shares of Class A Stock held in trust for the benefit of Dr. Yancopoulos's children and excludes 7,500 shares held by Dr. Yancopoulos's wife. Dr. Yancopoulos disclaims beneficial ownership of all such shares.

(9) All shares of Common Stock beneficially owned represents shares of Common Stock purchasable upon the exercise of options granted pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997.

(10) Includes 600,000 shares of restricted Common Stock purchased by Dr. Vagelos in January 1995 pursuant to an agreement with the Company that provides, among other things, that such restricted shares are not transferable, with such restriction lapsing ratably over a five year period. Also includes 124,002 shares of Common Stock purchasable upon the exercise of options granted pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997.

(11) Includes 60,002 of Common Stock Purchasable upon the exercise of options granted pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997.

(12) Includes 30,002 shares of Common Stock purchasable upon the exercise of options pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997.

(13) Includes 28,000 shares of Common Stock purchasable upon the exercise of options pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997, and 300 shares held jointly as custodian for Mr. Goldberg's children, of which Mr. Goldberg disclaims beneficial ownership.

(14) Includes 39,000 shares of Common Stock purchasable upon the exercise of options pursuant to the Long-Term Incentive Plan which are exercisable or become so within sixty days from April 30, 1997.

Security Ownership of Certain Beneficial Owners as of April 30, 1997


Set forth below is the name, address, and stock ownership of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Class A Stock.

                                                                                               Percentage of
                                                                      Number of Shares        Shares of Common
                                             Number of Shares of       of Common Stock       Stock and Class A
                                                Class A Stock           Beneficially         Stock Beneficially
  Name and Address of Beneficial Owner        Beneficially Owned            Owned                  Owned
-------------------------------------------- ------------------------ --------------------- ------------------------

 Leonard S. Schleifer, M.D., Ph.D.                 1,769,340 (1)            144,000                 7.18% (2)
      777 Old Saw Mill River Road
          Tarrytown, New York  10591

 Amgen Inc.                                          788,766              3,650,000                16.75% (3)
     1840 DeHavilland Drive
     Thousand Oaks, California 91320

----------

(1) Includes 43,950 shares of Class A Stock held in trust for the benefit of Dr. Schleifer's two sons, of which Dr. Schleifer disclaims beneficial ownership. Excludes 36,000 shares of Class A Stock held by the Schleifer Family Foundation, a charitable foundation, of which Dr. Schleifer disclaims beneficial ownership.

(2) Number of shares deemed outstanding includes 26,501,993 shares outstanding as of April 30,1997 plus 144,000 shares subject to options held by Dr. Schleifer that are currently exercisable or exercisable within sixty days after April 30, 1997.

(3) Number of shares deemed outstanding includes 26,501,993 shares outstanding as of April 30, 1997, and does not include warrant held by Amgen to purchase 700,000 shares of Common Stock.

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS

Nominees

The Board of Directors is divided into three classes, denominated Class I, Class II, and Class III, with members of each class holding office for staggered three-year terms. There are currently three Class III Directors, whose terms expire at the 1997 Annual Meeting, three Class I Directors, whose terms expire at the 1998 Annual Meeting, and three Class II Directors, whose terms expire at the 1999 Annual Meeting (in all cases subject to the election and qualification of their successors and to their earlier death, resignation, or removal).


At each annual meeting of shareholders, the successors to directors whose terms expire shall be elected to serve from the time of election and qualification until the third annual meeting following their election and until a successor has been duly elected and qualified. All of the nominees for Class III Directors are currently Class III Directors of the Company. All of these nominees have indicated a willingness to serve if elected, but if any should be unable or unwilling to serve, proxies may be voted for substitute nominees designated by the Board of Directors.

The following table contains information, as of April 30, 1997, with respect to the persons who serve on the Board, including the persons who have been nominated to serve a three-year term as directors.

                                                                                                  Served as a
                                                                                                  Director       Class
  Name                                        Age          Position with the Company              Since          of Dir.
  ----                                        ---          -------------------------              -----          -------

  P. Roy Vagelos, M.D. (1)(3)                 67           Chairman of the Board                  1995              II
  Leonard S. Schleifer, M.D., Ph.D.           44           Director, Chief Executive Officer,     1988              I
                                                           and President
  Eric M. Shooter, Ph.D. (1)                  73           Director and Chairman of               1988              I
                                                           Scientific Advisory Board
  Fred A. Middleton (2)                       47           Director                               1990              I
  Joseph L. Goldstein, M.D. (1)               57           Director and Member of Scientific      1991              II
                                                           Advisory Board
  Alfred G. Gilman, M.D., Ph.D. (1)           55           Director and Member of Scientific      1990              II
                                                           Advisory Board
  George L. Sing (2)(3)                       48           Director                               1988              III
  Charles A. Baker (2)(3)                     64           Director                               1989              III
  Michael S. Brown, M.D. (1)                  56           Director and Member of Scientific      1991              III
                                                           Advisory Board

-------------------------------------------

     (1)   Member of the Technology Committee.
     (2)   Member of the Audit Committee.
     (3)   Member of the Compensation Committee.


--------------------------------------------------------------------------------
Background of Nominees for Class III Directors

--------------------------------------------------------------------------------

CHARLES A. BAKER, 64, has been a Director of the Company since February 1989. Since December 1989, he has been the Chairman, President, and Chief Executive Officer of The Liposome Company, Inc., a publicly held company. During his career, Mr. Baker served in senior management capacities in various pharmaceutical companies, including the positions of Group Vice President, Squibb Corporation (now Bristol-Myers Squibb) and President, Squibb International. He also held various senior executive positions at Abbott Laboratories and Pfizer, Inc. Mr. Baker is a special limited partner in Sanderling Ventures, which is a shareholder of the Company. See "Security Ownership of Management."

MICHAEL S. BROWN, M.D., 56, has been a Director of the Company since June 1991 and a Member of the Company's Scientific Advisory Board since January 1988. Dr. Brown is Professor of Medicine and Genetics and the Director of the Center for Genetic Diseases at The University of Texas Southwestern Medical Center at Dallas. He is a member of the National Academy of Sciences. He is a Director of Pfizer, Inc. His scientific contributions in cholesterol and lipid metabolism were made in collaboration with Dr. Joseph L. Goldstein. Drs. Brown and Goldstein jointly received the Nobel Prize for Physiology or Medicine in 1985.

GEORGE L. SING, 48, has been a Director of the Company since January 1988. From February 1990 until February 14, 1991, Mr. Sing served as a consultant to Merrill Lynch Venture Capital Inc. with respect to the Company. From 1982 to February 1990, Mr. Sing was a Vice President and member of the Board of Directors of Merrill Lynch Venture Capital, Inc., a venture capital firm, which was the management company for ML Venture Partners II, L.P., a shareholder of the Company. Since 1987, Mr. Sing has been a limited partner of MLVPII Co., L.P., a general partner of ML Venture Partners II, L.P. Since 1993, Mr. Sing has been a general partner of Zitan Partners, an investment and advisory firm.

--------------------------------------------------------------------------------
Background of Directors Whose Terms are
Continuing

--------------------------------------------------------------------------------
Directors Whose Terms Expire at the 1988 Annual Meeting (Class I)

LEONARD S. SCHLEIFER, M.D., Ph.D., 44, founded Regeneron in 1988 and has been its President and Chief Executive Officer since its inception and served as Chairman of the Board from 1990 through 1994. In 1992, Dr. Schleifer was appointed Clinical Professor of Neurology at the Cornell University Medical School, and from 1984 to 1988 he was Assistant Professor at the Cornell University Medical School in the Departments of Neurology and Neurobiology. Dr. Schleifer received his M.D. and Ph.D. in Pharmacology from the University of Virginia. Dr. Schleifer is a licensed physician and is certified in Neurology by the American Board of Psychiatry and Neurology.

ERIC M. SHOOTER, Ph.D., 73, a co-founder of the Company, has been a Director of the Company and Chairman of the Scientific Advisory Board since 1988. Dr. Shooter has been a Professor at Stanford University School of Medicine since 1968. He was the founding Chairman of the Department of Neurobiology at Stanford University School of Medicine in 1975 and served as its Chairman until 1987. He is a Fellow of the Royal Society of England, a Fellow of the American Academy of Arts and Sciences, and a Foreign Associate of the Institute of Medicine of the

National Academy of Sciences.

FRED A. MIDDLETON, 47, has been a Director of the Company since July 1990. Mr. Middleton also served as the Company's Chief Financial Officer and Treasurer from October 1988 to May 1991. Mr. Middleton is a General Partner of Sanderling Ventures, a venture capital firm he co-founded with Dr. Robert McNeil in December 1987 specializing in early stage biomedical companies. Sanderling Ventures is a shareholder of the Company. See "Security Ownership of Management." Between 1984 and 1987, he was Managing General Partner of Morgan Stanley Ventures and, from 1978 through 1984, was Vice President and Chief Financial Officer of Genentech, Inc., and President, Genetech Development Corporation. He is also a member of the Board of Directors of Vical, Inc. and Chairman of the Board of Directors of Depotech Corporation.

--------------------------------------------------------------------------------
Directors Whose Terms Expire at the 1999
Annual Meeting (Class II)

ALFRED G. GILMAN, M.D., Ph.D., 55, a co-founder of the Company, has been a Director of the Company since July 1990 and a member of the Scientific Advisory Board since 1988. Dr. Gilman has been the Raymond and Ellen Willie Professor of Molecular Neuropharmacology and Chairman of the Department of Pharmacology at The University of Texas Southwestern Medical Center at Dallas since 1981 and was named a Regental Professor in 1995. Dr. Gilman is a member of the National Academy of Sciences. He is the Consulting Editor of "Goodman and Gilman's The Pharmacological Basis of Therapeutics," the leading medical pharmacology textbook. Dr. Gilman received the Nobel Prize for Physiology or Medicine in 1994. Dr. Gilman is a member of the Board of Directors of Eli Lilly & Company.

JOSEPH L. GOLDSTEIN, M.D., 57, has been a Director of the Company since June 1991 and a Member of the Company's Scientific Advisory Board since January 1988. Dr. Goldstein has been the Professor of Medicine and Genetics and Chairman of the Department of Molecular Genetics at The University of Texas Southwestern Medical Center at Dallas for more than five years. Dr. Goldstein is a member of the National Academy of Sciences. Drs. Goldstein and Brown jointly received the Nobel Prize for Physiology or Medicine in 1985.

P. ROY VAGELOS, M.D., 67, has been a Director of the Company, Chairman of the Board, and member of the Scientific Advisory Board since January 1995. Dr. Vagelos was Chairman of the Board and Chief Executive Officer of Merck & Co., Inc. He joined Merck in 1975, became a director in 1984, President and Chief Executive Officer in 1985, and Chairman in 1986. Dr. Vagelos retired from all positions with Merck in 1994. He is also currently Chairman of the Board of Trustees of the University of Pennsylvania and a member of the Board of Directors of PepsiCo, Inc., McDonnell Douglas Corporation, The Prudential Insurance Company of America, and Estee Lauder Companies.

Board Committees

The Company's Board of Directors has an Audit Committee of which Messrs. Baker, Middleton, and Sing are members. The Audit Committee is responsible for reviewing the Company's financial results, the scope and results of audits, and the evaluation of the Company's system of internal controls. It also recommends the appointment of independent accountants. The Audit Committee is comprised of Directors who are not officers or employees of Regeneron.

The Board of Directors has a Compensation Committee of which Dr. Vagelos and Messrs. Baker and Sing are members. The Compensation Committee has responsibility for administering and approving cash compensation of all corporate officers and of other employees of the Company, and for the administration of the Company's Executive Stock Purchase Plan and Long-Term Incentive Plan. Members of this committee are Directors who are not officers or employees of Regeneron.

The Board of Directors also has a Technology Committee of which Drs. Brown, Gilman, Goldstein, Shooter, and Vagelos are members. The Technology Committee has the responsibility for reviewing the Company's scientific and medical programs and policies. The Technology Committee members are also members of the Regeneron Scientific Advisory Board and are not officers or employees of the Company.

During the last fiscal year, the Board of Directors held seven meetings, the Audit Committee held two meetings, the Compensation Committee held five meetings, and the Technology Committee held five meetings. No director attended fewer than 75 percent of the number of Board of Directors meetings and meetings of committees on which he served.

--------------------------------------------------------------------------------
Compensation of Directors

Non-employee directors receive an annual retainer of $5,000 and a payment of $2,000 for each Board meeting attended in person. No additional retainer is paid for Committee service. Directors who are not employees are reimbursed for their actual expenses relating to their attendance at Board of Directors meetings. For his service as Chairman of the Board, Dr. Vagelos receives an additional $70,000. In accordance with an agreement dated as of January 8, 1995 between Dr. Vagelos and the Company, Dr. Vagelos purchased 600,000 restricted shares of Common Stock ("Restricted Shares"), for $300,000. He also received an option to purchase up to 285,000 shares of the Company's Common Stock. The Restricted Shares are nontransferable, with such restriction lapsing ratably over a five year period. The stock options entitle Dr. Vagelos to purchase an equal number of shares of Common Stock at the fair market value of the Common Stock as of the date of grant, or $3.50 per share. Pursuant to the Company's Long-Term Incentive Plan, each member of the Board of Directors who is not at the time of grant an employee of the Company or any subsidiary of the Company (an "Outside Director") receives an automatic grant of an option to purchase 10,000 shares of Common Stock with an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. The grant occurs on March 1 of each year prior to the termination of the Long-Term Incentive Plan. An option so granted is exercisable as to one-third of the shares on each of the three subsequent calendar years, and will expire ten years following the date of grant. If prior to the option's expiration or exercise the grantee ceases to be a voting member of the Board of Directors, then the portion of the option that at that time is not exercisable will expire and the portion of the option, if any, that is exercisable may be exercised during the three months after the director ceases to be a voting member of the Board of Directors. In 1996, the Company paid Dr. Shooter $60,000 for services provided as Chairman of the Scientific Advisory Board. In addition, the Company paid Drs. Brown, Gilman, Goldstein, and Vagelos $15,000 each as members of the Scientific Advisory Board.

--------------------------------------------------------------------------------
Executive Compensation

Set forth below is information concerning the annual and long-term compensation for services performed during each of the last three fiscal years for the Company's Chief Executive Officer and its four other highest-compensated executive officers (by the "Named Officers").


Summary Compensation Table

                                                                                                           Long Term
                                                                                                         Compensation
                                                                  Annual Compensation                       Awards
                                                 ----------------------------------------------------------------------

                                                                                            Other         Securities
Name and                                                                                   Annual         Underlying
Principal Position                          Year         Salary             Bonus       Compensation        Options
------------------                          ----         ------             -----       ------------        -------

Leonard S. Schleifer, M.D., Ph.D             1996       $363,683          $ 60,000       $  2,790            80,000
  President and Chief                        1995        347,288            60,000          2,440                 0
  Executive Officer                          1994        330,144(1)         25,000          1,620                 0


George D. Yancopoulos, M.D., Ph.D            1996       $195,500                 0              0            25,000
  Vice President, Discovery                  1995        182,546                 0              0                 0
                                             1994        170,769                 0              0           422,250(2)


Ronald M. Lindsay, Ph.D                      1996       $184,577                 0              0
  Vice President, Neurobiology               1995        173,574                 0              0            20,000
                                             1994        162,612                 0              0                 0
                                                                                                            161,000(2)

Paul Lubetkin                                1996       $179,615                 0              0            20,000
  Vice President, General                    1995        169,577                 0              0                 0
  Counsel, and Secretary                     1994        158,654                 0              0           132,000(2)


Murray A. Goldberg(3)                        1996       $174,615                 0              0            30,000
  Vice President, Finance and Adminis-       1995        151,288                 0              0            60,000
   tration, Treasurer, and Chief Financial
   Officer

----------

  (1) Includes $25,000 deferred compensation earned in 1993 and paid in 1994.
  (2) Includes 25,000 options which were granted in 1994, then subsequently canceled, as well as the regrant of options in accordance with a repricing program administered by the Board of Directors.
  (3)      Mr. Goldberg joined the Company in March 1995.

--------------------------------------------------------------------------------
Options

All options to purchase Regeneron Common Stock granted to the Named Officers have been granted under the Company's Long Term Incentive Plan. Set forth below is information about grants of options during 1996 to the Named Officers. No Restricted Share Rights, Stock Appreciation Rights, Incentive Stock Rights, or Incentive Unit Rights have been granted by the Company.

Options Grants in Last Fiscal Year

                                                                                             Potential Realizable Value
                                                                                              at Assumed Annual Rates
                                    Number of         Percent of                                  of Stock Price
                                   Securities       Total Options                                Appreciation for
                                   Underlying        Granted to      Exercise                       Option Term
                                     Options          Employees       Price      Expiration         -----------
Name                              Granted (#)(1)    In Fiscal Year   ($/Share)      Date       5% ($)         10% ($)
----                              --------------    --------------   ---------      ----     ----------   --------------

Leonard S. Schleifer, M.D., Ph.D     80,000           14.1%          $12.75        1/2/06     641,473      1,625,617


George D. Yancopoulos, M.D., Ph.D     5,500            1.0%          $12.75        1/2/06      44,101        111,761
                                     19,500            3.4%          $12.75        1/2/06     156,359        396,244


Ronald M. Lindsay, Ph.D              20,000            3.5%          $12.75        1/2/06     160,368        406,404


Paul Lubetkin                         3,750            0.7%          $12.75        1/2/06      30,069         76,201
                                     16,250            2.9%          $12.75        1/2/06     130,299        330,204



Murray A. Goldberg                   12,725            2.2%          $12.75        1/2/06     102,034        258,575
                                     17,275            3.0%          $12.75        1/2/06     138,518        351,032

----------------------------

(1) All options granted expire ten years from the date of grant and become exercisable ratably over five years beginning one year from the date of grant.

--------------------------------------------------------------------------------
Aggregated Option Exercise in Last Fiscal Year and Fiscal Year-End Option Values


The following table shows information with respect to the Named Officers concerning options exercised during 1996 and the value of stock options held as of the end of 1996.

                                                                      Number of Securities               Value of Unexercised
                                        Shares                       Underlying Unexercised                  In-the-Money
                                     Acquired on      Value                Option at                          Options at
Name                                 Exercise (#)  Realized ($)       Fiscal Year-End (#)              Fiscal Year-End ($) (1)
-----------------------------------  ------------- -------------  -----------------------------   ------------------------------

                                                                   Exercisable   Unexercisable      Exercisable    Unexercisable
                                                                   -----------   -------------      -----------    -------------


Leonard S. Schleifer, M.D., Ph.D.             0             0        121,000       119,000             163,625       302,625

George D. Yancopoulos, M.D., Ph.D.       60,000       848,750        114,500       247,750           1,313,888     2,614,956

Ronald M. Lindsay, Ph.D                       0             0         56,800        99,200             650,300       963,200

Murray A. Goldberg                        2,000        23,126         10,000        78,000             100,000       566,250

Paul Lubetkin                            13,000       209,004         31,800        82,200             362,425       769,325

----------
(1) Based on the closing sales price of the Company's Common Stock on December 31, 1996 reported on the Nasdaq Stock Market of $15.625, less the exercise price.

--------------------------------------------------------------------------------
Employment Agreement

The Company has an agreement with Dr. Schleifer providing for his employment with the Company through December 31, 1997. During the term of his employment, the Company will pay Dr. Schleifer a base salary of $315,000, with such increases as may be determined by the Compensation Committee and approved by the Board of Directors. Under his employment agreement, Dr. Schleifer may participate in all Company benefit and incentive programs. During his employment term, the Company maintains life insurance on Dr. Schleifer's life in the amount of $1,000,000 payable to beneficiaries designated by Dr. Schleifer. Also under the employment agreement, the Company has agreed that in the event that Dr. Schleifer's employment is terminated other than for cause or is terminated by Dr. Schleifer for good reason (defined to include specified acts of constructive termination, as well as the first year following a change in control of the Company), the Company will pay Dr. Schleifer his base salary for 15 months, continue to provide Dr. Schleifer and his dependents medical, dental, and life insurance for 18 months, and accelerate certain otherwise unexercisable stock options granted to Dr. Schleifer.

--------------------------------------------------------------------------------

Compensation Committee
Report on Executive Compensation

The Company's executive compensation program is administered by the Compensation Committee, which is comprised of three non-employee directors. Subject to approval by the Board of Directors, the Compensation Committee is responsible for (among other things) determining the compensation package of each executive officer. The Compensation Committee considers the views and recommendations of other directors, including those of Dr. Schleifer, in making decisions regarding the compensation of the Company's executive officers.

The Company's executive compensation program is designed to promote the achievement of the Company's business objectives and, thereby, to maximize long-term corporate performance and shareholder value. The compensation of the executive officers consists of a combination of base salary, bonuses, and long-term stock-based incentives through the Company's Long-Term Incentive Plan. The Compensation Committee believes it is important for stock incentives to constitute a significant portion of the compensation package in order to help align executive and shareholder interests. In determining the total amount and mixture of the compensation package for each executive officer, including

Dr. Schleifer and the other Named Officers, the Compensation Committee and the Board consider numerous factors, the most important of which are (i) the Company's needs and objectives, including attracting, motivating, and retaining key management personnel, (ii) individual performance, including the expected contribution to the Company's objectives of each executive officer, (iii) compensation of persons holding comparable positions, including data obtained from outside studies and proxy materials on the payment of executive officers at comparable companies as well as the Company's most direct competitors, and (iv) the overall value to each executive of his or her compensation package. No specific numerical weight is given to any of these factors.

The 1996 base salaries of the Named Officers other than Dr. Schleifer increased by an average of 6.3 percent over 1995. These increases were made in January 1996 and reflected the Committee's review in late 1995 of individual performance and internal and outside compensation studies of competitive and regional factors.

Dr. Schleifer's 1996 compensation package was based on the same factors as described above for all executive officers pursuant to the Company's executive compensation objectives. In 1996, Dr. Schleifer's base salary increased 4.7 percent over 1995. In addition, the Compensation Committee directed that Dr. Schleifer be paid a bonus of $60,000 in 1996 based on his achievements in 1995. The Compensation Committee considered, among other things, the clinical progress of brain-derived neurotrophic factor and neurotrophin-3, the Company's progress in its preclinical programs aimed at diseases and conditions outside of the nervous system, and other significant accomplishments that were occurred during 1995. These important achievements were guided and managed by Dr. Schleifer and the Named Officers.


Section 162(m) of the Internal Revenue Code limits the deductibility of compensation over $1 million to the Chief Executive Officer and the other Named Officers unless certain conditions are met. The Company's Chief Executive Officer and the other Named Officers have not received compensation over $1 million. As described elsewhere in this Proxy Statement, the Board of Directors has adopted, subject to shareholder approval, certain amendments to the Long-Term Incentive Plan to bring the Long-Term Incentive Plan into compliance with Section 162(m).

P. Roy Vagelos, M.D., Chairman
Charles A. Baker
George L. Sing


--------------------------------------------------------------------------------
Performance Graph

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of (i) The Nasdaq Pharmaceutical Stocks Index and (ii) The Nasdaq Stock Market (U.S.) Index for the period from December 31, 1991 through December 31, 1996.

                               [PERFORMANCE GRAPH]

                            12/31/91         12/31/92         12/31/93         12/31/94       12/31/95        12/31/96
                         ---------------- ----------------  --------------  --------------  --------------  --------------
Regeneron                    $100                $ 66             $86               $17           $70             $89
Nasdaq Pharm                  100                  83              74                56           102             102
Nasdaq-US                     100                 116             134               131           185             227

The above graph assumes $100 investments on December 31, 1991 in the Company's Common Stock, The Nasdaq Pharmaceutical Stocks Index , and The Nasdaq Stock Market (U.S.) Index, with all dividends reinvested.

--------------------------------------------------------------------------------
Officers of the Registrant

All officers of the Company are appointed annually and serve at the pleasure of the Board of Directors. The names, positions, ages, and background of the Company's senior managers who are not nominees for or currently Directors as of April 29, 1996, are set forth below:

JESSE M. CEDARBAUM, M.D., 45, has been Vice President, Clinical Affairs since January 1993, and was Program Director of Clinical Affairs of the Company from July 1990 until December 1992. He was Associate Professor of Neurology and Neuroscience at Cornell University Medical College and director of the Parkinson and Movement Disorders Clinics, New York Hospital and The Burke Rehabilitation Center from 1983 to 1990 and is currently Clinical Associate Professor of Neurology at Mt. Sinai Medical School in New York. Dr. Cedarbaum is a board certified neurologist. Dr. Cedarbaum received his M.D. from the Yale University School of Medicine.

MURRAY A. GOLDBERG, 52, has been Vice President, Finance and Administration, Treasurer, and Chief Financial Officer since March 1995. Prior to joining the Company, Mr. Goldberg was Vice President, Finance, Treasurer, and Chief Financial Officer of PharmaGenics, Inc. from February 1991 and a Director of that Company from May 1991. From 1987 to 1990, Mr. Goldberg was Managing Director, Structured Finance Group at the Chase Manhattan Bank, N.A. and from 1973 to 1987 he served in various managerial positions in finance and corporate development at American Cyanamid Company.

GAIL M. KEMPLER, Ph.D., 42, has been Vice President, Intellectual Property and Associate General Counsel since January 1995, and was Regeneron's Patent Counsel from December 1991. From May 1986 through November 1991, Dr. Kempler was associated with the intellectual property law firm Kenyon & Kenyon.

RONALD M. LINDSAY, Ph.D., 49, has been Vice President, Neurobiology, since January 1992. He was Program Director of Regeneron's Neurobiology Group from March 1989 to December 1991. From March 1985 to March 1989, Dr. Lindsay was an Adjunct Professor of Cell Biology, Department of Zoology, University College, London, England and Head of Cell Biology at the Sandoz Institute for Medical Research, London, England. Dr. Lindsay was a staff scientist in the Laboratory of Neurobiology at the National Institute for Medical Research, London from January 1978 to March 1985. Dr. Lindsay received his Ph.D. as a Killam Scholar at the University of Calgary, Alberta.

PAUL LUBETKIN, 46, has been Vice President, General Counsel, and Secretary since January 1992. From September 1994 through March 1995, Mr. Lubetkin also served as Acting Chief Financial Officer and Treasurer of the Company. From April 1990 to December 1991, he was the General Counsel and Secretary of the Company. From January 1990 until April 1990, Mr. Lubetkin was a partner of the law firm Kelley Drye & Warren and from 1988 to 1990 he was of counsel to Kelley Drye & Warren.

RANDALL G. RUPP, Ph.D., 50, has been Vice President, Manufacturing and Process Science since January 1992, and was Regeneron's Director of Manufacturing from July 1991 until December 1992. From July 1990 to July 1991, Dr. Rupp was Vice President, Research at Biohybrid Technologies, Inc. and from April 1989 to July, 1990 he served as Vice President of Development and Manufacturing at Somatogen Corp. From 1986 to 1989, he served as Vice President of Development and Director of Cell Biology at Invitron Corporation, and from 1985 to 1986, he was Assistant Director, Cell Biology Department, at SmithKline Beckman, Inc. He received his Ph.D. in Biomedical Sciences from the University of Texas, M.D. Anderson Hospital and Tumor Institution, Houston.

GEORGE D. YANCOPOULOS, M.D., Ph.D., 37, has been Vice President, Discovery since January 1992, and was employed by the Company since March 1989 as Senior Staff Scientist, and Head of Discovery from January 1991 to January 1992. From January 1988 to February 1989, he was a Lucille P. Markey Scholar at Columbia University. He received his Ph.D. in Biochemistry and Molecular Biophysics and his M.D. from Columbia University.


BEVERLY C. DUBS, 42, has been Controller of the Company since March 1989 and Assistant Treasurer of the Company since August 1990. Ms. Dubs was a controller at Tri-County Micro Systems, Inc. from 1983 to 1989 and a senior accountant in the Small Business Section of Deloitte Haskins & Sells from 1980 to 1983.

--------------------------------------------------------------------------------
AMENDMENT OF THE LONG-TERM INCENTIVE PLAN

The Board of Directors Unanimously Recommends a Vote FOR Amendment and Restatement of the Long-Term Incentive Plan.

On March 7, 1997 and May 12, 1997, the Board of Directors adopted, subject to shareholder approval, a series of amendments to the Long-Term Incentive Plan (the "Plan"), to increase by 1,500,000 the number of shares of Regeneron Common Stock available for the grant of options and rights and the award of restricted stock and to clarify and update the Plan. The Board believes that this amendment and restatement is reasonable and appropriate to meet the Company's objectives of attracting, motivating, and retaining officers, employees, and nonemployee service providers with appropriate experience and ability, and increasing the alignment of interests of officers, employees, and other grantees with those of the Company's shareholders. The Plan provides for the grant and award of Restricted Share Rights, Performance Unit Rights, Stock Options, Stock Appreciation Rights, Incentive Stock Rights (each as defined below). Changes made to material terms of the Long-Term Incentive Plan in the amendment and restatement are noted below. In addition, certain restrictions no longer required under applicable law have been removed from the Plan and flexibility in the administration of the Plan has been increased. Capitalized terms not otherwise defined herein are as defined in the Plan. A copy of the amended and revised Plan is set forth as Exhibit A to this Proxy Statement.

--------------------------------------------------------------------------------
Description of Principal Features of the Long-Term Incentive Plan

In 1990, the Company adopted, and in February 1991, June 1991, June 1994, June 1995, and June 1996 the Company amended and restated the Plan, under which there are reserved for issuance a total of 3,900,000 shares of Common Stock. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") comprised of non-employee directors, each of whom is a "non-employee director" person (as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended) and an "outside director" (as defined in Section 162(m)). Company officers, employees, nonemployee directors, and other nonemployee service providers are eligible to participate in the Plan.

Restricted Share Rights consist of a grant of shares of restricted Common Stock. A holder of restricted stock may vote and, if he or she remains in the service of the Company throughout the restricted period as defined in the Plan (the "Restricted Period"), may generally receive all dividends on all such shares. However, such holder may not transfer such shares except for limited circumstances during the Restricted Period. If for any reason during the Restricted Period, a holder of restricted stock ceases to be in the service of the Company (other than as the result of such holder's death) the holder may be required under certain circumstances, to transfer and return to the Company such restricted stock, and may not receive dividends on such restricted stock. Consistent with Section 162(m), the Plan provides that (i) restrictions on restricted stock may, in the sole discretion of the Committee, lapse upon the achievement of certain preestablished performance goals based upon the criteria described below, and (ii) the maximum number of such performance based Restricted Share Rights that may be granted to an employee in any year is 200,000.

Performance Unit Rights entitle the holder to receive either cash or shares of Common Stock, as determined by the Committee or Administrator, to the extent that preestablished performance goals, based upon the criteria described below, are achieved. Each Performance Unit Right granted is given a maximum value at the beginning of the performance period. The actual value of each right that may be distributed to the recipient is determined by the extent to which the predetermined objective is made. The Plan provides that the maximum unit value of Performance Unit Rights that may be granted to an employee in any year is $500,000.

The Plan provides that performance goals will be based on one or more of the following criteria: (i) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits of the Company including, without limitation, that attributable to continuing or other operations of the Company; (ii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company; (iii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (iv) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company; (v) the attainment of certain target levels of, or a specified percentage increase in, revenues, net income, or earnings before income tax of the Company; (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on investment; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity of the Company; (viii) the achievement of certain target levels of discovery or development of products, including, without limitation, of regulatory approval of new products; (ix) the achievement of certain target levels of sales of new products or licensing in or out of new drugs; and (x) the formation of joint ventures or the completion of other corporate transactions. In addition, the Plan provides that such performance goals may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m), the Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify, or amend the aforementioned business criteria.

Stock options (which may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"))

entitle the holder to purchase shares of the Common Stock during a specified period at a purchase price of not less than 50% (100% in the case of incentive stock options) of the fair market value of the Common Stock on the day the option is granted. The Plan provides that the maximum number of shares of Common Stock for which Stock Options may be granted to an employee in any year is 500,000, except that such number is 1,000,000 with respect to the employee's initial year of employment with the Company. As amended, the Plan provides that
(i) the Committee may in its discretion grant stock options that are transferable, (ii) the exercise price of stock options and any tax withholding may be paid in cash or by the use of withheld or already owned shares, and (iii) stock options that are exercisable as of the date of the termination of an option holder's employment with the Company may be exercised after such date for the period set forth in the option agreement or as otherwise determined by the Committee.

Stock Appreciation Rights may be granted only to recipients of Stock Options, and the number of shares that may be received pursuant to such Rights is limited to the number of shares subject to the Option. Stock Appreciation Rights may be exercised in lieu of purchasing shares under a related Option and entitles the holder, without payment to the Company, to a number of shares or cash, at the election of the Committee or the Administrator, determined by the increase, if any, in the market value of the shares under the Option between the dates of grant and exercise. The Plan provides that the maximum number of shares of Common Stock for which Stock Appreciation Rights may be granted to an employee in any year is 500,000, except that such number is 1,000,000 with respect to the employee's initial year of employment with the Company.

Incentive Stock Rights are composed of Incentive Stock Units, each of which gives the holder the right to receive, without cash payment to the Company, one share of Common Stock, automatically, at the end of the relevant incentive periods fixed by the Committee or Administrator. Holders of Incentive Stock Rights receive payments equal to any cash dividends that are paid on the Common Stock. In the event of a Change in Control of the Company, as defined in the Plan, the vesting, exercisability and/or payout of Options and Rights may become accelerated, and the value of rights may be determined by the change in control price, as defined in the Plan.

Because awards and grants under the Plan are discretionary, it is not possible to determine the size of future awards. Grants of stock options made to the Named Officers during the last Fiscal Year are set forth above. During the last fiscal year, stock options were granted as follows; to all current executive officers as a group, 240,500 and to all employees other than executive officers 232,895.

The agreements evidencing grants and awards under the Plan may provide that such grants and awards will vest or become payable upon a "Change in Control" of the Company, as defined in the Plan.

Approximately 243 employees and an indeterminate number of nonemployee service providers are eligible to participate in the Plan. As of December 31, 1996,

options for 2,921,867 shares were held by 261 employees and nonemployee service providers at option prices averaging $7.36 per share and expiring during the period from January 2001 to December 2006. No Restricted Share Rights, Performance Unit Rights, Stock Appreciation Rights, or Incentive Stock Rights have been granted under the Plan. The market price per share of Common Stock on May 19, 1997 was approximately $10.625.

--------------------------------------------------------------------------------
Certain Federal Income Tax Consequences

Set forth below is a discussion of certain federal income tax consequences with respect to Stock Options (including incentive stock options ("ISOs") and nonqualified stock options ("NQSOs)) that may be granted pursuant to the Plan.

Nonqualified Stock Options. In the case of a NQSO, an option holder generally will not be taxed upon the grant of an option. Rather, at the time of exercise of such NQSO (and in the case of an untimely exercise of an ISO), the option holder will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at the time when, and in the amount that, the employee recognizes ordinary income.

Incentive Stock Options. In the case of an ISO, an option holder will generally be in receipt of taxable income upon the disposition of the shares acquired upon exercise of the ISO, rather than upon the grant of the ISO or upon its timely exercise. If certain holding period requirements have been satisfied with respect to outstanding shares so acquired, taxable income will constitute long-term capital gain. The tax consequences of any untimely exercise of an ISO will be determined in accordance with the rules applicable to NQSOs. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of tax adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code. An option holder who pays the option price upon exercise of an option, in whole or in part, by delivering already owned shares of the Company's Common Stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to ISOs. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

--------------------------------------------------------------------------------
APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors Unanimously Recommends a Vote FOR the Selection of Coopers & Lybrand L.L.P.

The Board of Directors, at the recommendation of the Audit Committee, has selected Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1997. This appointment is subject to the approval of the Company's shareholders. Accordingly, the following resolution will be offered at the Annual Meeting:

"RESOLVED, that the appointment, by the Board of Directors of Regeneron Pharmaceuticals, Inc., of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the year ending December 31, 1997 is hereby approved."

Coopers & Lybrand L.L.P. been the Company's independent accountants for the past nine years and has advised the Company that it will have in attendance at the Annual Meeting a representative who will be afforded an opportunity to make a statement, if such representative desires to do so, and will respond to appropriate questions presented at the Annual Meeting.

Proxies solicited by Management will be voted "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants unless shareholders indicate in their proxies their desire to have their shares voted "AGAINST" such ratification.

--------------------------------------------------------------------------------
Other Matters

The Board of Directors of the Company does not intend to present any other items of business and knows of no other items of business that are likely to be brought before the Annual Meeting, except those set forth in the accompanying Notice of the Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy on such matters in accordance with their best judgment.

--------------------------------------------------------------------------------
Shareholder Proposals for 1998
Annual Meeting of Shareholders

A shareholder wishing to present a proposal at the 1998 Annual Meeting of Shareholders must submit the proposal in writing and be received by the Company at its principal executive offices (777 Old Saw Mill River Road, Tarrytown, New York 10591) by January 23, 1998 in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------
Cost of Solicitation

This solicitation is made on behalf of the Board of Directors of the Company. The cost of solicitation of proxies in the accompanying form will be paid by the Company. The Company will also, pursuant to regulations of the Securities and Exchange Commission, make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. In addition to solicitation by use of the mails, certain directors, officers, and employees of the Company may solicit the return of proxies by telephone, telegram, or personal interviews.

By Order of the Board of Directors,

/s/ Paul Lubetkin

PAUL LUBETKIN
Secretary
Tarrytown, New York
May 23, 1997

                                                                       Exhibit A
                                                                       ---------

                         REGENERON PHARMACEUTICALS, INC.

               Amended and Restated 1990 Long-Term Incentive Plan
                               as of June 27, 1997

         1. Purpose. The purpose of the Regeneron Pharmaceuticals, Inc. 1990 Long-Term Incentive Plan (the "Plan") is to advance the interests of Regeneron Pharmaceuticals, Inc., a New York corporation (which, together with its parent, affiliates, and subsidiaries, if any, shall be termed the "Company"), and its shareholders by providing for its officers, employees, non-employee directors, and non-employee service providers an incentive to provide service or continued service to the Company or any subsidiaries of the Company. By encouraging such persons to become owners of the capital stock of the Company, the Company seeks to attract and retain in its employ and service people of training, experience and ability and to furnish additional incentive to such persons upon whose judgment, initiative, and efforts the successful conduct of its business largely depends. It is intended that this purpose will be effected through the granting of Restricted Share Rights, Incentive Stock Rights, Stock Options, Stock Appreciation Rights, and Performance Unit Rights (each as defined below), as provided herein. Except as otherwise provided in Section 21, the committee established pursuant to Section 6 hereof (the "Committee") shall have full discretion to grant (a) Incentive Stock Rights alone, (b) Stock Options alone,
(c) Restricted Shares alone, (d) Stock Appreciation Rights in conjunction with Options, and (e) Performance Unit Rights alone or in conjunction with Options, with or without Stock Appreciation Rights, each in accordance with the terms and conditions provided herein.

         2. Shareholder Adoption. The Plan was first submitted to the shareholders of the Company for its approval, and was so approved, on March 11, 1991 (the "Effective Date"). The Plan was most recently submitted to the shareholders of the Company for the approval of certain amendments, and was so approved, on June 28, 1996, including certain amendments to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury regulations thereunder ("Section 162(m)").

         3. Shares of Stock Subject to the Plan.

         (a) General Limitation. The shares that may be issued under the Plan shall not exceed in the aggregate 5,400,000 (as such number may be adjusted pursuant to Section 11 hereof) shares of Common Stock of the Company (as such term is defined in the Certificate of Amendment, dated as of March 11, 1991, of the Certificate of Incorporation of the Company). Such shares may be authorized and unissued shares or may be "treasury shares" as defined in Section 102(a)(14) of the New York Business Corporation Law. Any shares subject to an Option or Right which for any reason expires or is terminated, exchanged, surrendered, or canceled unexercised as to such shares may again be subject to an Option or Right under the Plan.

         (b) Individual Limitation. The maximum number of shares of Common Stock which may be subject to any Stock Option that may be granted to an eligible employee (as determined pursuant to Section 5 herein) shall not exceed 500,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 11 or 12) for each fiscal year during the entire term of the Plan other than the fiscal year in which an eligible employee initially commences employment with the Company or any subsidiary of the Company. With respect to the fiscal year in which an eligible employee (as determined pursuant to Section 5 herein) initially commences employment with the Company or any subsidiary of the Company, the maximum number of shares of Common Stock which may be subject to any stock option that may be granted to such eligible employee shall not exceed 1,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 11 or 12). The maximum number of Stock Appreciation Rights that may be granted to an eligible employee (as determined pursuant to Section 5 herein) shall not exceed 500,000 (subject to any increase or decrease pursuant to Section 11 or 12) for each fiscal year

                                      -A1-
during the entire term of the Plan other than the fiscal year in which an eligible employee initially commences employment with the Company or any subsidiary of the Company. With respect to the fiscal year in which an eligible employee (as determined pursuant to Section 5 herein) initially commences employment with the Company or any subsidiary of the Company, the maximum number of shares of Common Stock which may be subject to any Stock Appreciation Right that may be granted to such eligible employee shall not exceed 1,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 11 or 12). The maximum number of Restricted Shares for which the lapse of the relevant Restriction Period is subject to the attainment of preestablished performance goals in accordance with Section 22 herein that may be granted to an eligible individual (as determined pursuant to Section 5 herein) shall not exceed 200,000 (subject to any increase or decrease pursuant to Section 11 or 12) for each fiscal year during the entire term of the Plan. The aggregate maximum unit value of Performance Unit Rights that may be granted to an eligible individual (as determined pursuant to Section 5 herein) shall not exceed $500,000 for each fiscal year during the entire term of the Plan.

         4. Awards Under the Plan. Awards under the Plan may be "Restricted Share Rights", "Incentive Stock Rights", "Stock Options" (both unqualified options and Incentive Stock Options), "Stock Appreciation Rights", and "Performance Unit Rights". "Restricted Share Rights" are grants of shares of Common Stock which are subject to such restrictions as may be determined by the Committee, which restrictions lapse as determined by the Committee. Such restrictions may, in the sole discretion of the Committee, lapse upon the achievement of certain performance goals established pursuant to Section 22 or over time periods or other criteria established by the Committee. "Incentive Stock Rights" are composed of Incentive Stock Units which give the holder the right to receive shares of Common Stock, subject to the terms, conditions, and restrictions described in Section 9. A "Stock Option" is a right to purchase Common Stock, at not less than 50% of the fair market value as of the date the Option is granted. A "Stock Appreciation Right" is a right to receive, without payment to the Company, a number of shares of Common Stock, and/or cash, determined pursuant to a formula in lieu of the purchase of shares under a related Option. Stock Options and Stock Appreciation Rights may be granted in conjunction with each other under terms whereby the exercise of an Option or Right reduces proportionately the number of shares for which the other Option or Right can be exercised. "Performance Unit Rights" are rights to receive, without payment to the Company, a number of Performance Units provided that the specified performance objectives are achieved and certain other conditions are met. A Performance Unit is an award unit which shall have a dollar value as determined by the Committee. A Performance Unit Right may be issued alone or in conjunction with Stock Options and Stock Appreciation Rights. If issued in conjunction with Options and Rights, election to pay the Performance Units will proportionately reduce the number of shares available under the related Stock Option and Stock Appreciation Right.

         5. Eligible Participants. Options and/or Rights may be granted only to salaried employees (which shall include persons who have entered into an employment contract with the Company whether or not the employment term thereunder has commenced at the time of grant) who are officers or who are employed in an executive, administrative, or professional capacity by the Company or by its subsidiaries and to non-employee service providers and members of the Board of Directors of the Company (the "Board").

         6. Administration of the Plan. Within the limitations described herein, a Committee appointed from time to time by the Board shall administer the Plan, select the persons to whom and the types of awards that will be granted, determine the number of shares of Common Stock that will be covered by Options and Rights, and determine the number and type of Incentive Stock Units, Restricted Share Rights, and Performance Units to be awarded to each participant. The Committee shall have authority to adopt rules and regulations for carrying out the Plan and to interpret, construe, and implement the provisions of the Plan. With respect to participants who are not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may, in its discretion, delegate to an officer of the Company its duties hereunder, including the grant of awards. The Committee shall consist of not less than two non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 under Section 16 of the Exchange Act, and for the exception for performance-based compensation under
Section 162(m), a "non-employee

                                      -A2-
director" as defined in Rule 16b-3 and an "outside director" as defined in
Section 162(m). Decisions of the Committee shall be final, conclusive and binding on the Company and on all employees, officers, non-employee directors, non-employee service providers, and their respective heirs, executors, administrators, and assigns. This Plan is intended to comply with the exception for performance-based compensation under Section 162(m) with regard to Stock Options, Stock Appreciation Rights, Performance Units, and Restricted Shares (to the extent the lapse of the relevant Restriction Period is subject to attainment of preestablished performance goals) granted to eligible employees hereunder and shall be limited, construed, and interpreted in such manner as to comply therewith.


         Notwithstanding the foregoing, if and to the extent that the Board so determines, the functions of the Committee shall be exercised by the Board. As used herein, reference to the Committee shall mean such Committee or the Board, whichever is then acting.

         In no event may Incentive Stock Options be granted to any participant who is not at the time of such grant an employee of the Company or its subsidiaries.

         7. Duration of the Plan. The Plan shall remain in effect until all Options and Rights granted under the Plan have been satisfied by the issuance of shares or the payment of cash, or terminated under the terms of the Plan, provided that Options and Rights under the Plan must be granted within ten years from date of the 1991 Annual Meeting of Shareholders of the Company.

         8. Restricted Share Rights.

         (a) Valuation Date and Price. The Committee shall designate a date (the "Valuation Date") with respect to each award of Restricted Share Rights and may prescribe restrictions, terms, and conditions applicable to the vesting of such Restricted Share Rights in addition to those provided in this Plan. The Committee shall determine the price, if any, to be paid by the holder of such award for the Restricted Share Rights. Each such award shall be evidenced by a Restricted Share Rights agreement ("Restricted Share Rights Agreement"), which shall specify the number of Restricted Shares to which it pertains.

         (b) Issuance of Restricted Shares. Restricted Shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions (as defined in Section 8(c)) shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Share Rights Agreement. Such certificates shall be deposited by such holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Share Rights Agreement. Based on service, attainment of objective performance goals established pursuant to Section 22, and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of the restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Shares.

         (c) Restrictions. Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such Restricted Shares, to receive and retain all regular cash dividends, and such other distributions as the Committee may in its sole discretion designate, paid, or distributed on such Restricted Shares and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such Restricted Shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have

                                      -A3-
expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period; (iii) other than regular cash dividends and such other distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms, and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iv) the holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions during the Restriction Period; and (v) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

         (d) Completion of Restriction Period. On the Valuation Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Shares shall become vested and (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, all in accordance with the terms of the applicable Restricted Share Rights Agreement. Any such Restricted Shares and Retained Distributions that shall not have become vested shall be forfeited to the Company and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited; that any consideration paid by the holder to the Company for such Restricted Share Rights at the time such award was made shall be paid to the holder, without interest, at the time such Restricted Shares are forfeited.

         9. Incentive Stock Rights.

         (a) Incentive Stock Rights. The Committee, in its discretion, may grant to eligible employees Incentive Stock Rights composed of Incentive Stock Units. Incentive Stock Rights shall be evidenced by Incentive Stock Rights Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                  (i) Incentive Stock Units. An Incentive Stock Rights Agreement shall specify the number of Incentive Stock Units to which it pertains. Each Incentive Stock Unit shall be equivalent to one share of Common Stock. Each Incentive Stock Unit shall entitle the holder to receive, one share of Common

Stock in consideration for services performed for the Company or for its benefit by the person receiving the right, subject to the lapse of the Incentive Periods (as defined below).

                  (ii) Incentive Period. The holder of Incentive Stock Rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods, and in such manner, as shall be fixed by the Committee at the time a decision is made to grant Incentive Stock Rights to a participant. (Such period or periods so fixed is herein referred to as an "Incentive Period".) To the extent the holder of Incentive Stock Rights receives shares of Common Stock on the lapse of an Incentive Period, an equivalent number of Incentive Stock Units shall be canceled.

                  (iii) Death. In the event that a participant to whom Incentive Stock Rights have been issued under the Plan terminates his employment or service with the Company, as the case may be, due to death, each Incentive Period established by section 9(a)(ii) shall lapse on the date of such termination as to the number of full Incentive Stock Units determined by multiplying the total number of Incentive Stock Units applicable to such Incentive Period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant of the Incentive Stock Rights and the date such Incentive

                                      -A4-

Period for such Units would, but for such termination, have lapsed. Units upon which the Incentive Period does not lapse pursuant to the foregoing sentence shall terminate on the termination date of employment or service with the Company, as the case may be.

                  (iv) Termination of Employment or Service with the Company for Any Other Reason. In the event that a participant to whom Incentive Stock Rights have been issued under the Plan terminates his employment or service with the Company, as the case may be, for any reason, other than death or long-term disability, such Right as to which the Incentive Period has not lapsed shall terminate on termination of employment or service with the Company, as the case may be. Cessation of active employment or service with the Company due to commencement of long-term disability as determined by the Committee shall not be deemed to constitute a termination of employment or service with the Company and during the continuance of such long-term disability the individual shall be deemed to continue active employment or service with the Company; provided, however, that the Committee may in its sole discretion determine that a participant's long-term disability constitutes a permanent disability and may deem such permanent disability to be a termination of employment or service due to retirement for any or all purposes under this Plan.

                  (v) Leave of Absence. In the case of any participant on an approved leave of absence, the Committee may make such provision respecting continuance of the Incentive Stock Right while in the service of the Company or a subsidiary as it may deem equitable.


                  (vi) Issuance of Shares. Upon the lapse of an Incentive Period, the Company shall, without transfer or issue tax to the person entitled to receive the shares, deliver to such person a certificate or certificates for a number of shares of Common Stock equal to the number of Incentive Stock Units as to which an Incentive Period has lapsed.

         (b) Dividend Equivalents. The holder of an Incentive Stock Right shall be entitled to receive from the Company cash payments, at the same time and in the same amounts, that the holder of record of a number of shares of Common Stock equal to the number of Incentive Stock Units covered by such Right would be entitled to receive as dividends on such Common Stock. Such Right to cash payment on an Incentive Stock Unit shall apply to all dividends the record date for which occurs at any time during the period commencing on the date the Incentive Stock Unit is granted and ending on the date that the holder of such Incentive Stock Unit becomes a shareholder of record with respect to such Unit as a result of the lapse of an Incentive Period, or the date the Incentive Stock Right otherwise terminates, whichever occurs first.

         10. Options and Rights.

         (a) Options. Options shall be evidenced by Stock Option Agreements ("Stock Option Agreements") in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                  (i) Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option shall not be less than 50% of the Fair Market Value of the Common Stock on the day the Option is granted, as determined by the Committee but in no event less than the par value of such Common Stock. The extension of the Exercise Period (as defined below) or other modifications of an outstanding option (other than a change in the exercise price) shall not be deemed a grant of a new option for purposes of this Section 10.

                  (ii) Number of Shares. The Stock Option Agreement shall specify the number of shares to which it pertains. The number of shares subject to an Option shall be reduced (A) on a share for share basis to the extent that shares under such Option are used to calculate the shares or cash to be received by exercise of a related Stock Appreciation Right or (B) on a one for one basis to the extent that the Committee elects pursuant to subsection 10(c)(ii) to pay the Performance Unit Rights.

                                      -A5-

                  (iii) Exercise Dates. Unless otherwise determined by the Committee, the shares subject to the Option may be purchased by the Optionee as follows: 20% of such shares commencing on the first day of each of the first, second, third, fourth, and fifth anniversaries of the date of grant on a cumulative basis. At the time an Option is granted, the Committee shall fix the period within which it may be exercised which shall not be longer than ten years from the date of grant. (Such Period is referred to herein as the "Exercise

Period".)

                  To the extent that an Option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the expiration of the Exercise Period. Partial exercise will be permitted from time to time within the percentage limitation described heretofore, provided that no partial exercise may be for less than one hundred full shares of Common Stock, or its equivalent.

                  (iv) Medium and Time of Payment. Common Stock purchased pursuant to a Stock Option Agreement shall be paid for in full and either in cash or by an exchange of shares of Common Stock previously owned by the optionee that, unless the Committee determines otherwise, shall have been owned for at least six months prior to the date of exercise, or by the withholding of shares that would otherwise be issued pursuant to the option exercise, or a combination thereof, in the amount or having a combined value equal to the aggregate purchase price for the shares subject to the option. The value of the previously owned or withheld shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an options shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such options. The previously owned or withheld shares of Common Stock received by the Company in the exchange shall be added to the number of shares otherwise available for the granting of other awards under this Plan during that or any succeeding year.

                  (v) Effect of Termination of Employment or Service or Death. In the event that an optionee during his or her lifetime terminates his or her employment or service with the Company for any reason, including retirement (except death), any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment or service shall remain exercisable for such period as may be provided in the Stock Option Agreement (or as may be otherwise determined by the Committee), but in no event after the expiration of the Exercise Period. In the event of the death of an optionee during this period, the Option shall be exercisable by his or her personal representatives, heirs, or legatees to the same extent and during the same period that the optionee could have exercised the Option if he or she had not died (or as may be otherwise determined by the Committee). In the event of the death of an optionee while in employment or service of the Company or any subsidiary of the Company, the total Option granted to the optionee, shall be exercisable by his or her personal representatives, heirs, or legatees for such period as may be provided in the Stock Option Agreement (or as may be otherwise determined by the Committee), but in no event after the expiration of the Exercise Period. Cessation of active employment or service due to commencement of long-term disability as determined by the Committee shall not be deemed to constitute a termination of employment or service and during the continuance of such long-term disability the individual shall be deemed to continue active employment or service with the Company; provided, however, that the Committee may in its sole discretion determine that a participant's long-term disability constitutes a permanent disability and may deem such permanent disability to be a termination of employment or service due to retirement for any or all purposes under this Plan.

                  (vi) Leave of Absence. In the case of any participant on an approved leave of absence, the Committee may make such provision respecting continuance of the Option while in the employ or service of the Company or a subsidiary of the Company as it may deem equitable, except that in no event shall an Option be exercised after the expiration of the Exercise Period.

                  (vii) Incentive Stock Options.

                           (A) Options issued under this Section 10(a) may, in
the discretion of the Committee,

                                      -A6-
constitute Incentive Stock Options within the meaning of Section 422 of the Code, and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted ("Incentive Stock Options"). In no event may Incentive Stock Options be granted to any participant who is not at the time of such grant an employee of the Company or its subsidiaries.

                           (B) The purchase price per share of Common Stock
deliverable upon the exercise of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the day such Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the time the Option is granted) of the stock subject to Incentive Stock Options which become exercisable as to any optionee for the first time in any calendar year (under all Plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. Notwithstanding anything else herein, in the case of an Incentive Stock Option granted to a participant who, at the time an Incentive Stock Option is to be granted to such participant, owns (within the meaning of Section 422(b))(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code (x) the option price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option and (y) the Exercise Period shall not exceed five (5) years from the date of grant of such Incentive Stock Option. Should the foregoing provision not be necessary in order for the stock option to qualify as an Incentive Stock Option, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining approval of shareholders of the Company. To the extent an Option does not meet the requirements to be an Incentive Stock Option, it shall be treated as an option that is not an Incentive Stock Option.

         (b) Stock Appreciation Rights. The Committee, in its discretion, may grant Stock Appreciation Rights to participants who are granted Options under the Plan. Such Rights shall be evidenced by Stock Appreciation Rights agreements ("Stock Appreciation Rights Agreements") in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:

                  (i) Grant. Each Right shall relate to a specific Option granted under the Plan and shall be granted to the optionee either concurrently with the grant of such Options, or at such later time as determined by the Committee.

                  (ii) Exercise. A Right shall entitle an optionee, to the extent he or she so designates from time to time, to receive a number of shares, without payment to the Company, cash, or cash and shares as elected by the Committee as determined under subsection (iii). Such shares and/or cash shall be issued or paid in consideration of services performed for the Company or for its benefit by the optionee. Unless otherwise provided by the Committee, a Right shall be exercisable to the extent and upon the conditions that its related Option is exercisable under subsection 10(a)(iii). An optionee wishing to exercise a Right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall: (a) Without transfer or issue tax to the optionee or other person entitled to exercise the Right, deliver to the person exercising the Right a certificate or certificates for shares and/or (b) pay cash. The date the Company receives written notice of an exercise hereunder is referred to herein as the Exercise Date.

                  (iii) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a Right shall be determined by dividing

                           (1) that portion, as elected by the optionee, of the
total number of shares which the optionee is eligible to purchase as of the Exercise Date under the related Option (as determined pursuant to subsection 10(a)(iii) and as adjusted pursuant to subsection 10(a)(ii) and sections 11 and
12), multiplied by the amount (if any) by which the Fair Market Value of a share of Common Stock on the Exercise Date exceeds the Fair Market Value of such Stock on the date the related Option was granted to the optionee; by

                                      -A7-

                           (2) the Fair Market Value of a share of Common Stock
on the Exercise Date.

                  In lieu of issuing shares on the exercise of a Right, the Committee may elect to pay the cash equivalent of the Fair Market Value on the date of exercise of any or all the shares which would otherwise be issuable; provided, however, in its sole discretion, exercised at the time of grant of the Right, the Committee may adjust the above formula to reduce (1) the number of shares which may otherwise be issued pursuant to exercise of the Right or (2) the amount of cash payable pursuant to the exercise of a Right. No fractional shares shall be issued under this subsection (iii). Instead, the optionee shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value per share of Common Stock on the Exercise Date.

                  (iv) Effect of Exercise. Shares under an Option to which a Right is related shall be used not more than once to calculate the number of shares or cash to be received pursuant to an exercise of such Right.

                  (v) Effect of Termination or Death. In the event that a recipient of a Right ceases to be an employee or in the service of the Company or of any subsidiary of the Company for any reason, his or her Right shall be exercisable only to the extent and upon the conditions that its related Option is exercisable under subsection 10(a)(v). Cessation of active employment or service due to commencement of long-term disability as determined by the Committee shall not be deemed to constitute a termination of employment or service and during the continuance of such long-term disability the individual shall be deemed to continue active employment or service with the Company; provided, however, that the Committee may in its sole discretion determine that a participant's long-term disability constitutes a permanent disability and may deem such permanent disability to be a termination of employment or service due to retirement for any or all purposes under this Plan.

                  (vi) Each Right granted in relation to an Incentive Stock Option shall contain no terms which cause such Incentive Stock Option to fail to qualify as such.

         (c) Performance Unit Rights. The Committee, in its discretion, may grant Performance Unit Rights in Performance Units to eligible participants. Such Rights may be granted alone, or may be granted in conjunction with, and related to, a specific Option (other than an Incentive Stock Option) granted under the Plan. Such Rights shall be evidenced by Performance Unit Rights agreements ("Performance Unit Rights Agreements") in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:

                  (i) Number of Performance Units. The Performance Unit Rights Agreement shall specify the number of Performance Units to which it pertains. Unless otherwise provided by the Committee, where Performance Unit Rights are granted in conjunction with a specific Option granted under the Plan, the initial number of Units shall be equal to a number of shares which the participant is granted the right to purchase under such Option. The number of Performance Units subject to a Performance Unit Right granted in conjunction with the grant of an Option under the Plan shall be reduced on a one for one basis to the extent that (1) shares are purchased upon exercise of such Option or (2) shares under such Option are used to calculate the shares or cash to be received by exercise of a related Stock Appreciation Right. In the event the number of shares under a related Option are adjusted pursuant to Sections 11 or 12, the number of Performance Units and value of each Performance Unit shall be correspondingly adjusted.

                  (ii) Payments of Units. When a Performance Unit Right is granted alone, not in conjunction with an Option, payment of the value of the Performance Units subject to the Right shall be made automatically by the Company to the extent that the conditions of subsection 10(c)(v) are met and subject to the other terms and conditions of this Section 10(c). When a Performance Unit Right is granted in conjunction with an Option, the Performance Unit Right shall be paid to the extent that the conditions of subsection 10(c)(v) are met and subject to the other terms and conditions of this section 10(c) but only if and to the extent that the Committee determines to make such payment in lieu of continuance of the related Stock Option. Such determination by the Committee

                                      -A8-
shall be made during the first two months following the end of the Award Period (as defined below). If the election is not made during such period, the Performance Unit Right shall terminate.

                  (iii) Form of Payment. A Performance Unit Right shall entitle a participant or his or her personal representatives, heirs, or legatees to receive payment of the then value of the Performance Units subject to the Performance Unit Right, in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as the Committee shall elect. To the extent that the value of the Performance Units is to be paid in cash, the Company shall deliver a check representing such value as to which the Right is to be paid. To the extent that the value of Performance Units is to be paid in Common Stock, the Company shall issue a certificate or certificates for such shares. Such shares or cash shall be issued or paid in consideration of services performed for the Company or for its benefit by the participant.

                  (iv) Value of Shares. To the extent that Performance Units are to be paid in shares of Common Stock, the number of shares shall be determined by dividing the then aggregate current value of the Performance Units to be paid in shares by the Fair Market Value of a share of Common Stock on the date the Committee made the election to make the payment in stock. No fractional shares shall be issued under this subsection (iv). Instead, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value per share of Common Stock on the date the Committee made the decision to make the payment in stock.

                  (v) Value of Performance Units.

                           (1) The Performance Unit Rights Agreement shall
specify a maximum unit value. Except as provided in Section 10(c)(i), the value of Performance Units may not thereafter be increased, but shall be decreased as provided in subsection (v)(2) below in the event that the applicable maximum performance target is not achieved during the Award Period. Unless otherwise determined by the Committee, the Award Period shall be a five calendar year period commencing as of the beginning of the calendar year in which the Performance Unit Right is granted.

                           (2) (a) At the time a Performance Unit Right is
granted, the Committee shall, in accordance with Section 22 hereof, establish maximum and minimum performance goals to be achieved within the Award Period. Attainment of the maximum performance goal in respect of an Award Period will result in a 100% valuation of each Performance Unit. Failure to meet the minimum performance goal will result in a zero evaluation of each Performance Unit. Partial values between 100% and zero will be provided as determined by the Committee in respect of an Award Period for the attainment of performance between the maximum and minimum performance goals.

                               (b) Unless otherwise determined by the Committee
at the time of grant, the value of Performance Units shall be paid as soon as practicable after the end of the Award Period. The Committee may provide at the time of grant that the value of Performance Units shall be paid either in whole or in installments following such period of time after the end of the Award

Period as shall be selected by the Committee (the "Vesting Period").

                               (c) In the event that a participant ceases to be
an employee, director, or service provider of the Company or any subsidiary of the Company by reason of death, prior to the end of a multi-year award period or prior to the end of the Award Period or the Vesting Period in the case of a single-year Award Period, or such employment or service terminates during the final year of a multi-year Award Period for any other reason (excepting termination for Cause (as defined and determined by the Committee)) or such employment or service terminates due to retirement ("Retirement") prior to the end of the Award Period or the Vesting Period in the case of a single-year award period, Performance Unit Rights shall, unless otherwise determined by the Committee, continue to be payable at the end of the multi-year Award Period pursuant to subsection 10(c)(ii) or (iii), provided, however, the value of each Performance Unit as determined by subsection 10(c)(v)(2)(a) shall be adjusted as follows:

                                      -A9-

                  (y) in the case of multi-year Award Periods, by multiplying such value by a fraction, the numerator of which shall be the number of full calendar months between the commencement of the Award Period and the date the Participant ceased being an active employee, director or service provider by reason of death or other termination during the final year of the Award Period (excepting termination for Cause) and the denominator of which shall be the number of full calendar months between the commencement and termination of the Award Period.

                  (z) in the case of single-year Award Periods, if cessation of active employment or service occurs due to death or Retirement during the Award Period, by multiplying such value by a fraction, the numerator of which shall be the number of full calendar months between the commencement of the Award Period and the date the participant ceased being an active employee, director or service provider for any such reason during the Award Period and the denominator of which shall be the number of full calendar months between the commencement and termination of the Award Period; in the event of any such cessation of active employment or service after the close of the Award Period, the full value of each Performance Unit as determined by subsection 10(c)(v)(2)(a) shall be paid.

         Except as otherwise provided in this subsection, upon termination of employment or service all Performance Unit Rights shall terminate. Cessation of active employment or service due to commencement of long-term disability as determined by the Committee shall not be deemed to constitute a termination of employment or service and during the continuance of such long-term disability the individual shall be deemed to continue active employment or service with the Company.

         11. Recapitalization. In the event that dividends are payable in Common

Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, or other capital adjustments, unless the Committee determines otherwise, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Restricted Shares and shares deliverable upon the exercise thereafter of any Option or Stock Appreciation Right or upon distribution pursuant to Incentive Stock Rights theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

         12. Reorganization. In the case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or Stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall:

         (a) As to outstanding Restricted Share Rights, Options, Stock Appreciation Rights, or Incentive Stock Rights either (i) make appropriate provision for the protection of any such Restricted Share Rights, outstanding Options, Stock Appreciation Rights, or Incentive Stock Rights by the substitution on an equitable basis of appropriate stock or other property of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided only that the excess of the aggregate Fair Market Value of the shares subject to Options and Rights immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Options or Rights immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the employee or service provider provide that the Option or Right must be exercised within sixty
(60) days of the date of such notice or it will be terminated. In any such case the Committee may, in its discretion, advance the lapse of restrictions on Restricted Shares, Incentive Periods, and Exercise Dates.

         (b) As to outstanding Performance Unit Rights make appropriate provision for modified or new Performance Unit Rights on an equitable basis including modification to performance targets or advance of the lapse of Award Periods.

                                     -A10-

         13. General Restrictions. Each Option and Right shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such Option or Right upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or Right or the issue or purchase of shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         14. Rights as a Shareholder. The holder of an Option or Right shall have no right as a shareholder with respect to any shares covered by the Option or Right until the date of issuance of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other right for which the record date is prior to the date such stock certificate is issued.

         15. Non-Assignability of Restricted Share Rights, Incentive Stock Rights, Options, Stock Appreciation Rights, and Performance Unit Rights. Except as otherwise determined by the Committee, no Restricted Share Right, Incentive Stock Right, Options, Stock Appreciation Right, and Performance Unit Right shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. Except as otherwise determined by the Committee, during the life of the recipient, the Restricted Share Right, Incentive Stock Right, Options, Stock Appreciation Right, and Performance Unit Right shall be exercisable only by him or her.

         16. Subsidiary. As used herein, the term "subsidiary" shall mean any future or present corporation which would be a "subsidiary corporation" of the Company as the term is defined in Section 424 of the Code.

         17. Withholding Taxes. Whenever under the Plan shares are to be issued in satisfaction of Options or Rights granted thereunder, the Company shall have the right (i) to require the recipient to remit to the Company cash in an amount which, or if the recipient so chooses, previously owned shares the value of which, is sufficient to satisfy federal, state, and local withholding tax requirements or (ii) if the participant so directs, to withhold from the shares otherwise issuable sufficient shares to satisfy such withholding requirements, or any combination of the foregoing, in each case, prior to the delivery of any certificate or certificates for such shares.

         18. Fair Market Value. As used in the Plan "Fair Market Value", unless otherwise determined by any applicable provisions of the Code or regulations thereunder, shall be as determined by the Committee (or as determined by a method approved by the Committee), but in no case less than par value.

         19. Amendment of the Plan. The Plan may at any time or from time to time be terminated, modified, or amended by the shareholders of the Company, in accordance with the laws of the State of New York. The Board may at any time, and from time to time amend, in whole or in part, any or all of the Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided herein, the rights of a participant with respect to Awards granted prior to such amendment, suspension, or termination, may not be impaired without the consent of such Participant; and further provided, however, without the approval of the shareholders of the Company in accordance with the laws of the state of New York, to the extent required by Rule 16b-3, or for the exception for performance based compensation under Code Section 162(m), or other applicable law of stock exchange rules, no amendment may be made.

         20. Change in Control Provisions. Notwithstanding anything to the contrary in this Plan, the following provisions shall apply to all outstanding Restricted Stock Rights, Incentive Stock Rights, non-qualified Stock Options, Stock Appreciation Rights, and Performance Unit Rights and all such Options and Rights granted in the future.


         (a) Definitions. The following definitions shall apply to this Section:

                                     -A11-

         "Change in Control" shall be deemed to occur if (i) any "person" (as such term is used in Sections 12(d) and 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than any officer or director of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company's then outstanding voting securities; or
(ii) during any period of not more than twenty-four consecutive months individuals who at the beginning of such consecutive twenty-four month period constitute the Board, including for this purpose any new director whose election or the nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such twenty-four month period, cease for any reason to constitute at least a majority thereof.

         "CIC Price" shall mean the higher of (a) the highest price paid for a share of the Common Stock in the transaction or series of transactions pursuant to which a Change in Control of the Company shall have occurred, or (b) the highest price paid for a share of the Common Stock during the 60 day period immediately preceding the date of exercise of an Option or Right as reported in The Wall Street Journal in the Nasdaq National Market Issues transactions or similar successor consolidated transactions reports.

         (b) Acceleration of Vesting of Options and Related Rights. Stock Option and Stock Appreciation Right Agreements may, as determined by the Committee, provide that upon the occurrence of a Change in Control all outstanding Options and Stock Appreciation Rights shall become automatically 100% exercisable. Any Stock Appreciation Right shall be paid solely in cash calculated by multiplying the number of shares as to which such Right is being exercised by the difference between the option price per share of the Options as to which such Right is being exercised and the CIC Price.

         (c) Acceleration of Vesting and Payment of Restricted Share Rights, Incentive Stock Rights, and Performance Unit Rights.

                  (1) Applicable agreements may provide that upon the occurrence of an event constituting a Change in Control, all Restricted Share Rights, all Incentive Stock Units outstanding on such date, all Performance Units outstanding on such date which are not related to any outstanding Options, and all Performance Units outstanding on such date shall become 100% vested and shall be paid in cash as soon as may be practicable. Upon such payment, such units and any related Stock Options shall be canceled.

                  (2) The amount of cash to be paid shall be determined by multiplying the number of Rights or Units by: (i) in the case of Restricted Share Rights, the CIC Price, (ii) in the case on incentive stock units, the CIC Price, (iii) in the case of Performance Units, where the Award Period has not been completed upon the occurrence of a Change in Control, the initial (maximum)

value of such Units as determined by the Committee at the time of grant, without regard to the performance criteria applicable to such units and (iv) in the case of Performance Units where the Award Period has been completed on or prior to the occurrence of a Change in Control, the value of such Units as determined in accordance with Section 10(c).

         (d) Option Surrender Rights. The Committee, in its discretion, may grant the holders of Stock Options Option Surrender Rights. Option Surrender Rights may not be granted with respect to non-qualified Stock Options which are already the subject of Stock Appreciation Rights. Such Option Surrender Rights shall be evidenced by Option Surrender Right Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:

                  (1) Grant. Each Right shall relate to a specific Option granted under the Plan and shall be granted to the Optionee either concurrently with the grant of such Option, or at such later time as determined by the Board.

                                     -A12-

                  (2) Exercise. A Right shall entitle an optionee, to the extent he or she so designates, to receive cash as determined under subsection (3) of this subsection (d). An optionee wishing to exercise a Right shall give written notice of such exercise to the Company.

                  (3) Amount of Cash. The amount of cash payable upon exercise of a Right shall be determined by multiplying the number of shares as to which the Right is being exercised by the difference between the option price of the shares as to which the Right is being exercised and the CIC Price. The date the Company receives written notice of an exercise hereunder is referred to as the date of exercise for purposes of determining the CIC Price.

                  (4) Applicability of Other Sections. Subsections (iv), (v), and (vi) of Section 10(b) of the Plan shall apply to Option Surrender Right under this Section.

                  (5) Limitation on Officers and Directors. Upon the grant of Stock Appreciation Rights to an officer or director containing terms and provisions as permitted under subsections (b) or (d) of this Section, any then outstanding Option Surrender Rights shall be automatically canceled.

         21. Grants to Outside Directors.

         (a) On the first business day following the 1991 annual meeting of shareholders of the Company, each member of the Board who is not then an employee of the Company or any subsidiary of the Company shall automatically be issued an Option pursuant to this Plan to purchase 5,000 shares of the Common Stock. Thereafter, on March 1 of each year to and including March 1, 1995, each such member of the Board who is not then an employee of the Company or any subsidiary of the Company (collectively, with the members of the Board referred to in the preceding sentence, "Outside Directors") shall automatically be issued an Option pursuant to this Plan to purchase 5,000 shares of the Common Stock.


         (b) On March 1 of each year following the 1995 annual meeting of shareholders of the Company, each Outside Director shall automatically be issued an Option pursuant to this Plan to purchase a total of 10,000 shares of Common Stock. In the event that such date shall in any year fall on a day on which the Common Stock is not publicly traded, Options shall instead be issued pursuant to this Section 21 on the next preceding trading day.

         (c) Options granted pursuant to subparagraphs (a) and (b) of this
Section 21 shall have an exercise price per share equal to the Fair Market Value of the Common Stock on the date of grant and shall become exercisable as to one-third of the shares subject to the Option on each of the first, second, and third anniversary dates of the date of grant. The Exercise Period for such Option shall be ten years following the date of grant. Such Option shall not be an Incentive Stock Option.

         (d) If for any reason during the term of an unexercised and unexpired Option issued pursuant to this Section 21, the Outside Director shall cease to be a voting member of the Board, such Option may be exercised for such period as may be specified in the agreement evidencing such Option (but in no event later than the expiration of the Exercise Period), provided, however, that any Option or portion of any Option not exercisable on the date of such termination shall expire on such date.

         (e) Options issued pursuant to this Section 21 shall be subject to adjustment pursuant to Section 11 and 12 hereof.

         22. Objective Performance Goals, Formulae, or Standards. The Committee shall establish the objective performance goals, formulae, or standards and the applicable vesting percentage of the Restricted Shares and achievement percentage for valuation of Performance Units applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as permitted

                                     -A13-
under Section 162(m) and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect. These performance goals shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company including, without limitation, that attributable to continuing and/or other operations of the Company (or in any case a subsidiary, division, or other operational unit of the Company); (ii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, or other operational unit of the Company); (iii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (iv) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, or other operational unit of the Company);
(v) the attainment of certain target levels of, or a specified percentage increase in, revenues, net income or earnings before income tax of the Company (or a subsidiary, division, or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on investment; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity of the Company (or any subsidiary, division, or other operational unit of the Company); (viii) the achievement of certain target levels of discovery and/or development of products, including, without limitation, the regulatory approval of new products; (ix) the achievement of certain target levels of sales of new products or licensing in or out of new drugs; and (x) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions.

         In addition, such performance goals may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval, the Committee may: (i) designate additional business criteria on which the performance goals may be based on (ii) adjust, modify, or amend the aforementioned business criteria.

                                     -A14-

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      OF
                       REGENERON PHARMACEUTICALS, INC.

     The undersigned hereby appoints Leonard S. Schleifer and Paul Lubetkin as proxies, with power to act with the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Regeneron Pharmaceuticals, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held June 27, 1997 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

Please mark
your vote as   /X/
indicated in
the example

                                        WITHHELD
                                FOR      FOR ALL                                                    FOR      AGAINST     ABSTAIN
Item 1- ELECTION OF DIRECTORS                          Item 2- Approval of amendment and            / /        / /         / /
    Nominees:                   / /       / /                  restatement of the Regeneron
    Charles A. Baker                                           Pharmaceuticals, Inc. 1990
    Michael S. Brown, M.D.                                     Long-Term Incentive Plan
    George L. Sing
                                                       Item 3- Appointment of Coopers & Lybrand     FOR      AGAINST     ABSTAIN
     WITHHELD FOR: (Write that nominee's name                  L.L.P. as independent accountants    / /        / /         / /
     in the space provided below).
                                                       Item 4- In their discretion, upon any other  FOR      AGAINST     ABSTAIN
     _________________________________________                 matters as may properly come         / /        / /         / /
                                                               before the meeting

Signature: ____________________  Signature: ____________________ Date: ________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNED AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.